Exhibit 99.2

A BRIDGE TO THE FUTURE Creating the West’s premier banking franchise. + September 16, 2021

Forward - Looking Statements Safe Harbor This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Rule 175 promulgated thereunder, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and Rule 3 b - 6 promulgated thereunder, which involve inherent risks and uncertainties . Any statements about First Interstate BancSystem , Inc . ’s (“FIBK”), Great Western Bancorp, Inc . ’s (“GWB”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward - looking statements . Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions . Forward - looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward - looking statements . Such forward - looking statements include but are not limited to statements about the benefits of the business combination transaction between FIBK and GWB (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts . These forward - looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected . In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the U . S . Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward - looking statements or historical performance : the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between FIBK and GWB ; the outcome of any legal proceedings that may be instituted against FIBK or GWB ; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction) ; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate ; the ability to promptly and effectively integrate the businesses of FIBK and GWB ; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; reputational risk and potential adverse reactions of FIBK’s or GWB’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction ; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction ; the diversion of management’s attention and time from ongoing business operations and opportunities on merger - related matters ; and the impact of the global COVID - 19 pandemic on FIBK’s or GWB’s businesses, the ability to complete the Transaction or any of the other foregoing risks . These factors are not necessarily all of the factors that could cause FIBK’s , GWB’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward - looking statements . Other unknown or unpredictable factors also could harm FIBK’s , GWB’s or the combined company’s results . All forward - looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK’s or GWB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above . Forward - looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward - looking statements, except to the extent required by applicable law . If FIBK or GWB update one or more forward - looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward - looking statements . Further information regarding FIBK, GWB and factors which could affect the forward - looking statements contained herein can be found in FIBK’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 , its Quarterly Reports on Form 10 - Q for the three - month periods ended March 31 , 2021 and June 30 , 2021 , and its other filings with the SEC, and in GWB’s Annual Report on Form 10 - K for the fiscal year ended September 30 , 2020 , its Quarterly Reports on Form 10 - Q for the three - month periods ended December 31 , 2020 , March 31 , 2021 and June 30 , 2021 , and its other filings with the SEC . 2

Important Additional Information and Where to Find It In connection with the Transaction, FIBK will file with the SEC a Registration Statement on Form S - 4 to register the shares of FIBK capital stock to be issued in connection with the Transaction . The Registration Statement will include a joint proxy statement of FIBK and GWB that also constitutes a prospectus of FIBK . The definitive joint proxy statement/prospectus will be sent to the shareholders of FIBK and stockholders of GWB seeking their approval of the Transaction and other related matters . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S - 4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S - 4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FIBK, GWB, THE TRANSACTION AND RELATED MATTERS . Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FIBK or GWB through the website maintained by the SEC at http : //www . sec . gov or from FIBK at its website, www . fibk . com, or from GWB at its website, www . greatwesternbank . com . Documents filed with the SEC by FIBK will be available free of charge by accessing the “SEC Filings” page of FIBK’s website at www . fibk . com/sec - filings, or alternatively by directing a request by mail or telephone to First Interstate BancSystem , Inc . , 401 N . 31 st Street, Billings, Montana, 59116 , Attention : John Stewart, Deputy Chief Financial Officer, telephone : 406 - 255 - 5311 , and documents filed with the SEC by GWB will be available free of charge by accessing GWB’s website at www . greatwesternbank . com under the tab “Investor Relations” and then under the heading “Financial Info – Documents” or, alternatively, by directing a request by telephone or mail to Great Western Bancorp Inc . , 225 South Main Avenue, Sioux Falls, South Dakota 57104 , (605) 988 - 9253 . FIBK , GWB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FIBK and stockholders of GWB in connection with the Transaction under the rules of the SEC . Information about the interests of the directors and executive officers of FIBK and GWB and other persons who may be deemed to be participants in the solicitation of shareholders of FIBK and stockholders of GWB in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC . Additional information about FIBK, the directors and executive officers of FIBK and their ownership of FIBK common stock is also set forth in the definitive proxy statement for FIBK’s 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14 A on April 14 , 2021 , and other documents subsequently filed by FIBK with the SEC . Additional information about GWB, the directors and executive officers of GWB and their ownership of GWB common stock can also be found in GWB’s definitive proxy statement in connection with its 2021 Annual Meeting of Stockholders, as filed with the SEC on December 23 , 2020 , and other documents subsequently filed by GWB with the SEC . Free copies of these documents may be obtained as described above . 3

Today’s Presenters 4 Experienced Executive Management Team Kevin P. Riley President & Chief Executive Officer; First Interstate BancSystem , Inc. Marcy D. Mutch Executive Vice President & Chief Financial Officer; First Interstate BancSystem , Inc. Mark Borrecco President & Chief Executive Officer; Great Western Bancorp, Inc.

Strategic Rationale 5 Combines two like - minded companies with similar core values that will serve as our foundation Diversifies and expands our geographic reach , with leading market presence in larger, wealthier and fast - growing Midwest markets Leverages our existing infrastructure investment , digital capabilities and a comprehensive product set across a broader client base Creates scale and scarcity value by forming the largest bank headquartered in the Northwest (1) Improves the earnings power of the pro forma company and creates an institution with sustainable growth and peer leading profitability Lower execution risk by building upon management’s core competency of successfully integrating transactions Existing First Interstate Bank branches Additional through Great Western acquisition 20% EPS Accretion (3) 1.2% Pro Forma ROA (3) 16% Pro Forma ROATCE (3) TBV Accretive (4) $32B Pro Forma Assets $27B Pro Forma Deposits Top 50 National Deposit Rank (2) Top 15 Bank West of the Mississippi (2) Source: S&P Global Market Intelligence; Financial data as of 6/30/2021 (1) Rank based on Assets; FIBK pro forma for GWB acquisition (2) Ranked based Deposits; FIBK pro forma for GWB acquisition; Excludes foreign bank subsidiaries (3) Based on Street 2023 consensus estimates for FIBK and 2023 FIBK management estimates for GWB Stand - alone De - risked Net Income Run Rate plus cost savings and other merger adjustments; For more detail see slide 26 (4) For more detail see slide 27

6 Strategically Compelling

Business Banking Provides services to small and mid - sized businesses across a diverse range of industries, offering a range of financial products designed to meet their specific needs $6.1B in commercial deposits 53% of deposits Agri - Business Banking Provides loans and banking services to agri - business customers from short - term working capital funding to long - term and - related lending, as well as other tailored services $1.4B in loans 16% of loans Retail Banking Offers traditional banking products to retail customers, including noninterest - bearing demand accounts, interest - bearing demand accounts and time deposits 174 branches 163 ATMs Wealth Management Provides customers with a selection of wealth management solutions, including financial planning, private banking, investment management and trust services, and the offer and sale of insurance solutions, including life insurance $ 2.8B in Assets Under Management Great Western Overview Source: S&P Global Market Intelligence, Company documents and website; Financial data as of 6/30/2021 7 Sioux Falls, SD HQ 174 Branches $13B Assets $12B Deposits 1.73% PPNR / AA 3.23% NIM Branch Footprint Key Metrics Lines of Business

Great Western Market Highlights Source: US News & World Report, Smartasset , Payscale , DMS Partnership, CBRE, Livability, Tax Foundation, Niche 8 Omaha • Home to 5 Fortune 500 company headquarters • #25 best place to live • #9 best city for young professionals • Cost of living 8% below national average Des Moines • #13 Best Place to Live in the U.S. • Fastest growing metro in the Midwest • Named one of “North America’s Next 25” for tech talent in smaller markets • #1 state for economic and social opportunity Sioux Falls • Best city in America for young professionals • Located in state with #2 best tax climate in the U.S. • #10 Best Place to Live in 2020 • # 6 best city to buy a house in America

Source: S&P Global Market Intelligence; FactSet Note: Financial data for calendar year end 12/31 and most recent available quarter; GWB peers include major exchange traded ban ks headquartered in the West and Midwest with assets between $10B - $20B; Excludes merger targets, mutual holding companies, thrifts and banks headquartered in California and Hawaii (1) Core net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the s ale of held to maturity and available for sale securities, amortization of intangibles, goodwill impairment and nonrecurring items as defined by S&P Capital IQ. (2) Excludes goodwill and intangible assets impairment (3) Excludes sale of loans 9 Core ROAA (%) (1) PPNR / ROAA (%) NCO / Avg. Loans (%) (3) NPA / Loans + OREO (%) 1.00 1.25 1.50 2014 2015 2016 2017 2018 2019 Strong Financial Performer 1.00 1.50 2.00 2014 2015 2016 2017 2018 2019 0.00 2.00 4.00 2014 2015 2016 2017 2018 2019 0.00 0.25 0.50 0.75 2014 2015 2016 2017 2018 2019 (0.74) 1.81 1.02 1.34 2020 MRQ 0.65 0.25 0.12 0.05 2020 MRQ 1.22 1.73 1.66 1.46 2020 MRQ 3.58 3.09 0.60 0.60 2020 MRQ GWB GWB Peers (2) (2)

Pro Forma Company Footprint Source: S&P Global Market Intelligence; Financial data as of 6/30/2021; Company documents Note: Deposit data as of 6/30/2021; data pro forma for pending acquisitions; Other defined as Washington, Arizona, Missouri, Kan sas, Minnesota and North Dakota (1) Ranked based Deposits; FIBK pro forma for GWB acquisition; Excludes foreign bank subsidiaries (2) Sioux Falls, SD deposit data excludes one Citigroup Inc., Wells Fargo & Co. and Meta Financial Group Inc. branch with $ 384.7B, $ 247.6B and $ 5.9B in deposits, respectively 10 $32B Assets $27B Deposits Top 50 National Deposit Rank (1) Top 15 Bank West of the Mississippi (1) First Interstate (147) Great Western (174) Pro Forma Top 10 MSAs (2) 7% 5% 6% 10% 10% 12% 12% 16% 22% Pro Forma Deposits by State Other Colorado Idaho Oregon Nebraska Wyoming Iowa South Dakota Montana

Construction 12% Residential R.E. 15% Commercial R.E. 40% Commercial & Industrial 18% Consumer & Other 15% Construction 5% Residential R.E. 6% Commercial R.E. 52% Commercial & Industrial 26% Consumer & Other 11% Construction 9% Residential R.E. 11% Commercial R.E. 45% Commercial & Industrial 22% Consumer & Other 13% Combined Loan Portfolio Source: S&P Global Market Intelligence as of 6/30/21 Note: Loan and yield data per 6/30/21 regulatory filings Note: Includes $571.9mm and $364.9mm of PPP loans as of 6/30/21 for FIBK and GWB respectively 11 First Interstate Great Western Pro Forma $18.4B Yield: 4.20% $8.5B Yield : 4.23% $9.9B Yield: 4.18% • Diversified community banking pro forma loan portfolio, with opportunities to grow in all segments across all markets • Pro forma CRE concentration remains in line with current FIBK and well below regulatory thresholds

Demand Deposits 35% NOW & Other Trans. Accts 10% MMDA & Other Savings 49% Retail Time Deposits 5% Jumbo Time Deposits 1% Demand Deposits 26% NOW & Other Trans. Accts 26% MMDA & Other Savings 41% Retail Time Deposits 5% Jumbo Time Deposits 2% Demand Deposits 31% NOW & Other Trans. Accts 17% MMDA & Other Savings 46% Retail Time Deposits 5% Jumbo Time Deposits 1% Combined Deposit Mix Source: S&P Global Market Intelligence as of 6/30/21 Note: Deposit and cost data per 6/30 regulatory filings & company documents 12 First Interstate Great Western Pro Forma $27.1B Cost: 0.08% $11.5B Cost: 0.12% $15.6B Cost: 0.06% Commercial 50% Retail 50% Commercial 53% Retail 47% Commercial 51% Retail 49% Deposit Portfolio Breakdown Commercial vs. Retail Deposits

> 250k 14% < 250k 86% > 250k 57% < 250k 43% Moving Into Larger, Wealthier & Stable Economic Markets 13 Combined Footprint Maintains Lower Than National Average Unemployment 7 Markets 14 Markets Source: S&P Global Market Intelligence; Deposit data as of 6/30/21 Median Household Income by MSA Number of Markets & Percent of Deposits In MSAs with Populations >250k $65,187 $69,132

Better Together: Synergy Opportunities 14 Back Office & Technology Synergies Mortgage Technology • Leverage GWB’s construction monitoring platform with our One - Time Close construction product to provide an efficient, client - cen tric offering • Implement GWB’s mortgage loan origination system providing overall operational efficiencies • Leverage FIBK’s mortgage servicing platform and centralized capabilities Client Contact Center • FIBK’s scalable phone system platform; adding email and chat functionality for GWB’s clients • Digital applications: Credit card and mortgage • Robo - wealth management will provide access to new clients • Leverage FIBK’s digital small business lending platform, offering same - day funding • Mobile banking app rating of 4.8 in the Apple Store Digital Capabilities Other Service and Technology Synergies • Upgrade path for FIBK clients to GWB’s current Treasury Solutions platform • FIBK’s scalable core system, Human Resources and Finance platforms • FIBK’s Commercial Loan Origination Platform, leveraging GWB’s Pricing Tool • Ability to centralize loan servicing, deposit operations and wire transfer functions Revenue Opportunities Credit Cards • Increase penetration on Consumer and Commercial across GWB client base Indirect Lending • Increase our access across the 8 new states within the pro forma footprint to over 1,800 additional dealers Wealth Management • Higher household incomes in new footprint provides opportunities to increase our assets under management • GWB client base provides opportunities to expand our Trust business Treasury Solutions • Expand our offerings to include GWB current payroll service support

15 Shared Values, Benefits for All Stakeholders Clients Employees Shareholders Communities • Expanded product offerings and branch locations • Ability to serve a larger number of clients due to back - office infrastructure • Enhanced technological offerings and investments • Community commitment demonstrated through corporate giving of over $ 36M and 143,000 volunteer hours in the past decade • Over $ 20M gift to the FI Foundation related to this transaction • Continued 2% Net Income before Tax annual contribution to our communities • Proven and experienced leadership • Robust talent pipeline • Complementary, values - based cultures • Increased professional growth and internal mobility opportunities • ~20% EPS accretion in 2023 • Accretive to TBV/share and TCE/TA • Efficiency ratio sustainably below 55% goal • Strong pro forma growth markets with available synergies

16 Value Creation

Key Transaction Structure & Terms 17 Consideration • Fixed exchange ratio of 0.8425x First Interstate shares for each Great Western share • 100% First Interstate Class A common stock Pricing & Ratios • $ 35.65 per share of Great Western based on September 15, 2021 First Interstate closing price (1) • 10.2 x 2023 earnings per share including net cost savings (2) Ownership & Governance • FIBK and GWB shareholders will own 57/43% of combined company • Mark Borrecco will serve as Chief Banking Officer • Board of Directors will consist of 11 directors from FIBK and 5 directors from GWB • Existing FIBK Class B common stock will be converted 1:1 into Class A common stock and First Interstate will no longer be a controlled company (3) Community Support • Continuation of Great Western’s community leadership in markets of operation, consistent with First Interstate’s strong community track record of donating 2% of its pre - tax earnings to charity • First Interstate will also contribute over $20 million (included in one - time charges) to the First Interstate Foundation Approval & Closing • Contingent on shareholder and regulatory approvals for both First Interstate and Great Western – Voting agreement signed by Scott Family Shareholder Group • Anticipated closing in the first quarter of 2022 (1) FIBK share price of $ 42.32 as of September 15, 2021 (2) For more detail see slide 26; EPS based on FIBK management estimates for GWB Stand - alone De - risked Net Income Run Rate plus cost savings (3) Following closing, at the record date for the next meeting of shareholders

Compelling Pro Forma Financial Impact Source: S&P Global Market Intelligence, FactSet; Market data as of 9/15/2021 Note: Peers include all major exchange - traded banks headquartered in the Midwest (as defined by S&P Global Market Intelligence) and Northwest (AK, ID, MT, OR, WA and WY) with assets between $ 20B and $ 50B; Excludes merger targets Note: Pro forma figures estimated for 2023 inclusive of certain merger related adjustments (1) 2023 net income less dividend and capital needed to support asset growth (2) Compound Annual Growth Rate 18 Significant Upside Accretive to Tangible Book Value per Share $100M+ 2023 Free Capital Generation (1) 18%+ Internal Rate of Return 13.5% Total Risk Based Capital & Accretive to TCE/TA ~20% 2023 EPS Accretion to First Interstate ‘23 ROAA (%) v. Pro Forma Peers ‘23 ROATCE (%) v. Pro Forma Peers ’21 – ‘23 EPS CAGR (2) (%) v. Pro Forma Peers 1.3% 1.2% 1.2% 1.2% 0.9% 0.7% 0.7% 16% 14% 14% 12% 10% 10% 9% 10% 3% 2% 0% - 4% - 6% - 7% Pro Forma peers include all major exchange - traded banks headquartered in the Midwest / Northwest with assets between $ 20B and $ 50B 53% 2023 Efficiency Ratio

19 Low Execution Risk

20 M&A is a Core Skill Set for First Interstate Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 1968 2008 Expand into adjacent markets in South Dakota 2014 Mountain West Financial Corp. 2015 Absarokee Bancorporation, Inc. 7 BRANCHES $225 MILLION Flathead Bank of Bigfork 2016 2017 Expand into Idaho, Oregon, and Washington 46 BRANCHES $3.2 BILLION 20 BRANCHES $814 MILLION 2018 2019 11 BRANCHES $725 MILLION 3 BRANCHES $130 MILLION 2019 2022 170 BRANCHES $13 BILLION

Loan Due Diligence & Risk Mitigation (1) Figures based on commitments (2) Based on projected reserves at close (3) Includes 2021 U.S. bank transactions with deal values greater than $ 1B at announcement ; Median excludes FIBK/GWB 21 3.75% Credit Mark 1.5x GWB Reserves (2) Scope of Loan Diligence Detailed Review of Loan Portfolios (1) Comprehensive Loan Due Diligence Conservative Credit Mark to Assist with Risk Mitigation 2,700+ Great Western commercial loans were reviewed $5.5B + Great Western l oan commitments were reviewed 35 + First Interstate participants Portfolio Covered 54% Commitments > $5M 87% Criticized /Classified Loans 100% Agriculture - All 52% Agriculture - Dairy 91% Hospitality 81% Medical 74% Commercial 58% Announced Credit Mark / Reserves For Recent Transactions (3) 1.7x 1.5x 1.3x 1.2x 1.1x 1.1x 1.0x 1.0x Median: 1.1x

Isolating & Addressing the Credit Issues 22 Source: Company documents Note: Numbers may not sum due to rounding Category PCD Breakdown ($M) PCD % of Total GWB Portfolio % Total PCD % PCD of GWB Specific Portfolio % Pro Forma Portfolio Total PCD Mark % Attributable PCD Mark % of Mark Against PCD Portfolio Agriculture – Dairy $213 3% 18% 51% 1.2% $50 21% 23% Agriculture – Non - Dairy $177 2% 15% 20% 1.0% $31 13% 18% Hospitality $255 3% 21% 26% 1.4% $42 18% 17% Healthcare $102 1% 8% 11% 0.6% $25 11% 25% All Other $453 5% 38% 9% 2.5% $89 38% 20% PCD Total $ 1,201 14% 100% 14% 6.6% $238 100% 20% Ag - Dairy 18% Ag - Non - Dairy 15% Hospitality 21% Healthcare 8% All Other 38% PCD 14% Non - PCD 86% 6.6% of Pro Forma Portfolio 23% 18% 17% 25% 20% Ag Dairy Ag Non-Dairy Hospitality Healthcare All Other Percent of Mark Against PCD Portfolio

Conservative PPNR & Cost Savings Assumptions

2023 GWB Pre-Provision Net Revenue Contribution ($M)



$224
($40)
$6
$0
$190
Consensus PPNR
Net Interest Income(1)
Fee Income(1)
Non-Interest Expense
Projected PPNR Contribution

Net Cost Savings vs. Recent M&A(2)



Median: 28%
21%

Source: S&P Global Market Intelligence; FactSet

Note: Consensus estimates based on calendar year end 12/31; Assumes no change in consensus estimates between 2023Q3 and 2023Q4

(1) Changes vs consensus to Net Interest Income and Fee Income based on FIBK's internal assumptions for GWB's PPNR

(2) Includes announced seller cost savings of recent U.S. bank transactions since 2019 with deal values greater than $1B at announcement; FIBK/GWB cost savings based on GWB consensus 2023 Non-Interest Expenses for calendar year end 12/31 (assumes no change in consensus estimates between 2023Q3 and 2023Q4); Median excludes FIBK/GWB

23

24 Transaction Detail

Key Financial Assumptions

Earnings Projections	• First Interstate's earnings per Street consensus • Great Western's earnings per Street consensus[1] adjusted for de-risking initiatives
Merger Costs	• $140 million (pre-tax, assumes ~85% tax deductible), includes over $20 million charitable contribution
Targeted Cost Savings	• 21% of Great Western's Street consensus Non-Interest Expenses[2], or ~$56 million fully-phased in (resulting in incremental pro forma Great Western expense run rate of ~$205 million) • 50% realized in 2022, 100% in 2023 • Potential revenue synergies not modeled

Marks & CECL Reserve	• 3.75% gross loan credit mark (approximately $318 million) or 1.5x reserves at close
	  • $80 million Non-PCD CECL Reserve
	  • $238 million PCD CECL Reserve
	• Establishment of new reserve equal to 1.0x non-PCD mark, accreted into earnings over 4 years
	• Other rate marks are net neutral

Purchase Accounting Adjustments & Other	• 0.30% core deposit intangible ($32 million) amortized sum of years digits over 10 years • FIBK's and GWB's Trust Preferred securities to be retained and recognized as Tier 2 Capital to comply with the Collins Amendment

(1) Calendar year end 12/31; Assumes no change in GWB consensus estimates between 2023Q3 and 2023Q4
(2) Cost savings based on GWB consensus 2023 Non-Interest Expenses for calendar year end 12/31 (assumes no change in consensus estimates between 2023Q3 and 2023Q4)

25

Estimated Earnings Per Share Impact 26 2023 Estimated Run - rate Earnings, Including Targeted Cost Savings $150 ($26) $13 $3 $160 Consensus Net Income PPNR Provison Taxes / Other Projected Net Income Contribution GWB Consensus Net Income Adjustment ($M) Source: FactSet Note: GWB consensus estimates based on calendar year end 12/31; Assumes no change in GWB consensus estimates between 2023Q3 a nd 2023Q4 ($M, except per share values) 2023E FIBK Stand-alone Net Income Estimate $191.8 GWB Stand-alone Net Income Estimate 160.3 PPNR Adjustment Due to De-risking Initiatives (25.8) Provision Adjustment and Other 15.9 GWB Stand-alone De-risked Net Income Run Rate 150.4 After-Tax Transaction Adjustments: Cost Savings $43.3 Opportunity Cost of Cash (0.9) Accretion of Non-PCD Credit Mark 20.0 Elimination of GWB's Amortization Expense 0.6 Core Deposit Amortization from Transaction (4.2) Pro Forma Net Income $401.1 Pro Forma Average Diluted Shares (Ms) 109.8 FIBK Pro Forma EPS $3.65 Accretion ($) 0.60 Accretion (%) 20% ~

Millions of $M TCE / TA basic shares $ per share FIBK equity as of June 30, 2021 $1,970.9 (-) Goodwill and other intangible assets (excluding mortgage servicing rights) ($695.7) FIBK tangible book value / TCE ratio as of June 30, 2021 $1,275.2 7.0% 62.2 $20.49 (+) Three quarters of consensus earnings prior to close 136.4 (-) Three quarters of common dividends (76.6) (+) Amortization of existing intangibles 7.2 (+) Other changes to shares - 0.3 Standalone FIBK tangible book value / TCE ratio at close $1,342.2 7.1% 62.5 $21.46 Pro Forma Standalone FIBK tangible book value / TCE ratio at close $1,342.2 62.5 $21.46 (+) Merger consideration 1,991.2 47.1 (-) Goodwill and intangibles created (803.7) (-) After-tax restructuring expenses (113.2) Pro forma FIBK tangible book value / TCE ratio at close $2,416.6 7.7% 109.6 $22.05 (-) Day 2 CECL Non-Purchase Credit Deteriorated reserve net of DTA (61.6) Pro forma FIBK tangible book value / TCE ratio $2,355.0 7.5% 109.6 $21.49 Accretion (bps / $) 40 bps $0.03 Accretion (%) 0.1% Tangible book value per share earnback Accretive Tangible Book Value & TCE Impact 27 Note: Numbers may not sum due to rounding

Thank you